UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2021

B2Digital, Incorporated

(Exact name of registrant as specified in its charter)

Delaware	000-11882	84-0916299
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

4522 West Village Drive, Suite 215, Tampa, FL 33624
(Address of principal executive offices, including zip code)

(813) 961-3051
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws.

On July 16, 2021, the board of directors of B2Digital, Incorporated, a Delaware corporation (the “Company”), and the holder of the Series B Preferred Stock approved the filing of an amendment to the Certificate of Designation of the Series B Convertible Stock pursuant to which the section titled “Voting, Liquidation, Dividends, and Redemption” was revised to the following:

“Voting, Liquidation, Dividends, and Redemption. On all matters to be voted on by the holders of Common Stock, the Holders of Series B Preferred Stock shall be entitled to eighty (80) votes for each share of Series B Preferred Stock held of record. On all such matters, the holders of Common Stock and the Holders of Series B Preferred Stock shall vote together as a single class. If the Company effects a stock split which either increases or decreases the number of shares of Common Stock outstanding and entitled to vote, the voting rights of the Series B Preferred Stock shall not be subject to adjustments unless specifically authorized. The shares of Series B Convertible Preferred Stock shall (i) not have a liquidation preference; (ii) not accrue, earn, or participate in any dividends; and (iii) not be subject to redemption by the Corporation.”

The section titled “Conversion” was revised to the following:

“Conversion. Twelve (12) months following the original issuance date, but not before, each outstanding share of Series B Convertible Preferred Stock may be converted, at the option of the holder, into four (4) shares of the Corporation’s common stock.”

The amendment was filed on July 30, 2021; however, the Company did not receive the file-stamped document from the State of Delaware until August 25, 2021

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
3.1	Amendment to Certificate of Designation for Series B Convertible Preferred Stock

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

B2Digital, Incorporated

Date: August 25, 2021	By:	/s/ Greg P. Bell
Greg P. Bell, Chief Executive Officer